SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report(Date of earliest event reported):March 18,1997(March 14, 1997)



                           NEXTEL COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)


        Delaware                    0-19656                    36-3939651
(State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
     of incorporation)                                     Identification No.)



 1505 Farm Credit Drive, Suite 100, McLean, Virginia               22102
 (Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code:          (703) 394-3000


       (Former name or former address, if changed since last report)

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Item 5.  Other Events.

         On March 18, 1997, Nextel Communications, Inc. ("Nextel") and Comcast Corporation ("Comcast") reached agreement regarding the principal terms on which Unrestricted Subsidiary Finance Company, a wholly-owned subsidiary of Nextel ("USFC"), will purchase from Comcast FCI, Inc., a wholly-owned subsidiary of Comcast ("CFCI"), CFCI's rights pursuant to the Amended and Restated Option Agreement dated as of September 11, 1995 between Nextel and CFCI (the "Option Agreement") for an aggregate purchase price of $25,000,000 in cash. The Option Agreement, which was entered into in connection with the transactions pursuant to the Stock Purchase Agreement dated as of September 14, 1992, as previously amended, among Nextel, Comcast and CFCI (the "Stock Purchase Agreement"), granted CFCI an option to purchase up to 25,000,000 shares of Nextel's Class A Common Stock, par value $.001 per share, at an exercise price of $16.00 per share. It is contemplated that in connection with the purchase of CFCI's rights under the Option Agreement, certain rights of Comcast and CFCI pursuant to the Stock Purchase Agreement, including the existing anti-dilutive rights and the rights relating to the appointment of directors of Nextel, will be terminated. Closing of the transaction is expected to occur in the near future. The terms of the agreement were described in a Press Release issued by Nextel on March 18, 1997, a copy of which is attached to this Current Report as Exhibit 20.1, and is incorporated herein by reference.

         On March 14, 1997, Nextel issued a Press Release reporting certain financial results for the fourth quarter and the 12 months ended December 31, 1996, a copy of which is attached to this Current Report as Exhibit 20.2, and is incorporated herein by reference.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a)      Financial Statements of Business Acquired.
                           Not applicable.

                  (b)      Pro Forma Financial Information.
                           Not applicable.

                  (c)      Exhibits.

                  Exhibit No.       Exhibit Description

                  20.1              Press Release issued March 18, 1997.

                  20.2              Press Release issued March 14, 1997.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      NEXTEL COMMUNICATIONS, INC.



Date:    March 18, 1997                By: /s/ Thomas J. Sidman
                                          ---------------------
                                          Thomas J. Sidman
                                          Vice President and General Counsel

                                  EXHIBIT INDEX

Exhibit No.                  Exhibit Description                       Page

20.1                         Press Release issued March 18, 1997.

20.2                         Press Release issued March 14, 1997.